                                                                   EXHIBIT 99.01

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798
          SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
                         For Month Ending April 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS               $   7,997,693
                                                -------------
RECEIPTS:
       1. Receipts from operations              $      99,119
                                                -------------
       2. Other Receipts                        $      22,763
                                                -------------
       3. Miscellaneous Receipts                $           -
                                                -------------
       4. Sale Of Assets                        $           -
                                                -------------
       5. Receipt Of Escrow                     $   1,038,957
                                                -------------
       6. General Motors Funding                $           -
                                                -------------

DISBURSEMENTS:
       3. Net payroll:
          a. Officers                           $      17,716
                                                -------------
          b. Others                             $       2,224
                                                -------------
       4. Taxes
          a. Federal Income Taxes               $       6,903
                                                -------------
          b. FICA withholdings                  $       2,313
                                                -------------
          c. Employee's withholdings (2)        $         236
                                                -------------
          d. Employer's FICA                    $       2,313
                                                -------------
          e. Federal Unemployment Taxes         $           -
                                                -------------
          f. State Unemployment Taxes           $          10
                                                -------------
          g. State Employee withholdings        $         847
                                                -------------
          h. All other taxes                    $           -
                                                -------------

       5. Necessary expenses:
          a. Rent or mortgage payments (s)      $       1,600
                                                -------------
          b. Utilities                          $           -
                                                -------------
          c. Insurance                          $       3,577
                                                -------------
          d. Merchandise bought for             $           -
               manufacture or sale
                                                -------------
          e. Other necessary expenses
               Foothill Secured Loan            $           -
                                                -------------
               Asset Sale Related Expenses      $           -
                                                -------------
               Union Closure Agreement          $           -
                                                -------------
               Professional/Trustee Fees        $      65,558
                                                -------------
               All Other Disbursements          $      15,894
                                                -------------
TOTAL DISBURSEMENTS                             $     119,192
                                                -------------
NET RECEIPTS (DISBURSEMENTS)
   FOR THE CURRENT PERIOD                       $   1,041,647
                                                -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED
   PRODUCTS D.I.P. CASE #00B28798                   9,039,340
   OPERATING ACCOUNT: 5800272592                -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED
   PRODUCTS D.I.P. CASE #00B28798               $           -
   PAYROLL ACCOUNT: 5800272618                  -------------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED
   PRODUCTS D.I.P. CASE #00B28798               $      (2,102)
   ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600   -------------
ENDING BALANCE IN LASALLE BANK N.A., VERSON
   CORPORATION
   PAYROLL ACCOUNT: 5800026501                  $           -
                                                -------------
ENDING BALANCE IN ALL ACCOUNTS                  $   9,037,238
                                                -------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                            OPERATING REPORT Page 1
                                  Exhibit "B"

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                                RECEIPTS LISTING

                        FOR MONTH ENDING April 30, 2002

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF APRIL 1, 2002 THROUGH APRIL 30, 2002 (1)

DATE RECEIVED                      DESCRIPTION                          AMOUNT
-------------                      -----------                          ------
None                 General Motors                                  $         -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
April 8, 2002        Receipt of Escrow                                 1,038,957
Various              Note Receivable                                      99,119
                     Additional Receipts
Various                   Employee Related/COBRA Receipts-Foot hill            -
Various                   Operational Receipts                                 -
Various                   Sales Of Assets                                      -
Various                   Other Receipts                                  22,763
Various                   GM Funding                                           -
                                                                     -----------
                TOTAL RECEIPTS                                       $ 1,160,839
                                                                     -----------

(1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (1 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:    5800272592

DATE RECEIVED               DESCRIPTION                                 AMOUNT
-------------               -----------                                 ------
None                 General Motors                                  $         -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
April 8, 2002        Receipt of Escrow                                 1,038,957
Various              Note Receivable                                      99,119
Various              Additional Receipts                                       -
Various                    Employee Related/COBRA Receipts-Foothill            -
Various                    Operational Receipts                                -
Various                    Sales Of Assets                                     -
Various                    Other Receipts                                 22,763
Various                    GM Funding                                          -
                                                                     -----------
                TOTAL  RECEIPTS                                      $ 1,160,839
                                                                     -----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                         OPERATING REPORT Page 2 (2 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:    5800272618

DATE RECEIVED               DESCRIPTION                                AMOUNT
-------------               -----------                                ------
None                 General Motors                                  $         -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                       Employee Related/COBRA Receipts-Foothill            -
None                       Operational Receipts                                -
None                       Sales Of Assets                                     -
None                       Other Receipts                                      -
None                       GM Funding                                          -
                                                                     -----------
                TOTAL  RECEIPTS                                      $         -
                                                                     -----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:    5800272600

DATE RECEIVED               DESCRIPTION                                AMOUNT
-------------               -----------                                ------
None                 General Motors                                  $         -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                       Employee Related/COBRA Receipts-Foothill            -
None                       Operational Receipts                                -
None                       Sales Of Assets                                     -
None                       Other Receipts                                      -
None                       GM Funding                                          -
                                                                     -----------
                TOTAL  RECEIPTS                                      $         -
                                                                     -----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                                RECEIPTS LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT

Account No.:    5800026501

DATE RECEIVED               DESCRIPTION                                AMOUNT
-------------               -----------                                ------
None                 General Motors                                  $         -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
None                       Operational Receipts                                -
None                       Operational Receipts-Foothill Account               -
None                       Sales Of Assets                                     -
None                       Other Receipts                                      -
None                       GM Funding                                          -
                                                                     -----------
                TOTAL  RECEIPTS                                      $         -
                                                                     -----------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.  00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING April 30, 2002

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF APRIL 1, 2002 THROUGH APRIL 30, 2002

DATE DISBURSED      CHECK/WIRE NO.              DESCRIPTION                 AMOUNT
--------------      --------------              -----------                 ------
     Various            Various         Salaries, Benefits & Insurance    $   36,139
       None               None          Stay Bonus                                 -
       None               None          Utilities                                  -
     Various            Various         Rents & Leases                         1,600
       None               None          Remaining Man. Costs                       -
       None               None          Pre-Petition Vendor Payments               -
       None               None          Real Estate Taxes                          -
       None               None          Asset Sale Related Expenses                -
       None               None          Foothill Capital-Secured Loan              -
       None               None          Union Closure Agreement                    -
       None               None          Parts Purchases                            -
     Various            Various         Professional/Trustee Fees             65,558
       None               None          Foothill Principal Payments                -
       None               None          Letter of Credit Fees                      -
       None               None          Federal and State Income Taxes             -
       None               None          Foothill Interest & Fees                   -
     Various            Various         All Other                             15,895
                                                                          ----------
                                    TOTAL DISBURSEMENTS                   $  119,192
                                                                          ----------

(1) Please see attached pages for the detail of disbursements by Company bank account

                        OPERATING REPORT Page 3 (1 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:             LASALLE BANK N.A.

Location:         135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:     ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT

Account No.:      5800272592

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION             AMOUNT
--------------      --------------                  -----------             ------
    Various            Various          Salaries, Benefits & Insurance    $   36,139
     None                None           Stay Bonus                                 -
     None                None           Utilities                                  -
    Various            Various          Rents & Leases                         1,600
     None                None           Remaining Man. Costs                       -
     None                None           Pre-Petition Vendor Payments               -
     None                None           Real Estate Taxes                          -
     None                None           Asset Sale Related Expenses                -
     None                None           Foothill Capital-Secured Loan              -
     None                None           Union Closure Agreement                    -
     None                None           Parts Purchases                            -
    Various            Various          Professional/Trustee Fees             65,558
     None                None           Foothill Principal Payments                -
     None                None           Letter of Credit Fees                      -
     None                None           Federal and State Income Taxes             -
     None                None           Foothill Interest & Fees                   -
    Various            Various          All Other                             15,895
                                                                          ----------
                                    TOTAL DISBURSEMENTS                   $  119,192
                                                                          ----------

          You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (2 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT

Account No.:    5800272618

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                    AMOUNT
--------------      --------------                  -----------                    ------
     None                None           Salaries, Benefits & Insurance           $         -
     None                None           Stay Bonus                                         -
     None                None           Utilities                                          -
     None                None           Rents & Leases                                     -
     None                None           Remaining Man. Costs                               -
     None                None           Pre-Petition Vendor Payments                       -
     None                None           Real Estate Taxes                                  -
     None                None           Asset Sale Related Expenses                        -
     None                None           Foothill Capital-Secured Loan                      -
     None                None           Union Closure Agreement                            -
     None                None           Parts Purchases                                    -
     None                None           Professional/Trustee Fees                          -
     None                None           Foothill Principal Payments                        -
     None                None           Boeing Letter of Credit                            -
     None                None           Foothill Interest & Fees                           -
     None                None           All Other                                          -
                                                                                 -----------
                                     TOTAL DISBURSEMENTS                         $         -
                                                                                 -----------

          You must create a separate list for each bank account for which disbursements were made during the month.

                         OPERATING REPORT Page 3 (3 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT

Account No.:    5800272600

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                    AMOUNT
--------------      --------------                  -----------                    ------
     None                None           Salaries, Benefits & Insurance           $         -
     None                None           Stay Bonus                                         -
     None                None           Utilities                                          -
     None                None           Rents & Leases                                     -
     None                None           Remaining Man. Costs                               -
     None                None           Pre-Petition Vendor Payments                       -
     None                None           Real Estate Taxes                                  -
     None                None           Asset Sale Related Expenses                        -
     None                None           Foothill Capital-Secured Loan                      -
     None                None           Union Closure Agreement                            -
     None                None           Parts Purchases                                    -
     None                None           Professional/Trustee Fees                          -
     None                None           Foothill Principal Payments                        -
     None                None           Boeing Letter of Credit                            -
     None                None           Foothill Interest & Fees                           -
     None                None           All Other                                          -
                                                                                 -----------
                                    TOTAL DISBURSEMENTS                          $         -
                                                                                 -----------

          You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (4 of 5)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                              DISBURSEMENT LISTING

                         FOR MONTH ENDING April 30, 2002

Bank:           LASALLE BANK N.A.

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT

Account No.:    5800026501

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                    AMOUNT
--------------      --------------                  -----------                    ------
     None                None           Salaries, Benefits & Insurance           $         -
     None                None           Stay Bonus                                         -
     None                None           Utilities                                          -
     None                None           Rents & Leases                                     -
     None                None           Remaining Man. Costs                               -
     None                None           Pre-Petition Vendor Payments                       -
     None                None           Real Estate Taxes                                  -
     None                None           Asset Sale Related Expenses                        -
     None                None           Foothill Capital-Secured Loan                      -
     None                None           Union Closure Agreement                            -
     None                None           Parts Purchases                                    -
     None                None           Professional/Trustee Fees                          -
     None                None           Foothill Principal Payments                        -
     None                None           Boeing Letter of Credit                            -
     None                None           Foothill Interest & Fees                           -
     None                None           All Other                                          -
                                                                                 -----------
                                    TOTAL DISBURSEMENTS                          $         -
                                                                                 -----------

          You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (5 of 5)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION      CASE NO.:  00 B 28798

                         FOR MONTH ENDING April 30, 2002

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                         Beginning Inventory          $           -
                                                      -------------
                         Add: purchases               $           -
                                                      -------------
                         Less: goods sold
                             (cost basis)             $           -
                                                      -------------
                         Ending Inventory             $           -
                                                      -------------

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                         $      30,240
                                                      -------------
Payroll taxes due but unpaid                          $           -
                                                      -------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                  Amount of       Number of        Amounts of
                               Date regular        Regular        Payments          Payments
 Name of Creditor/Lessor      payment is due       Payment       Delinquent        Delinquent*
-------------------------   -----------------   ------------   ---------------   ---------------
                                                                                 $           -

* Include only post-petition payments

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                         FOR MONTH ENDING April 30, 2002

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

           Beginning month balance                $  13,236,133
                                                  -------------
           Add:  sales on account(2)              $           -
                                                  -------------
           Less:  collections/adjustments         $     (99,119)
                                                  -------------
           End of month balance                   $  13,137,014
                                                  -------------

  0-30 Days       31-60 Days       61-90 Days       Over 90 Days(1)         End of Month
-------------   --------------   --------------   ------------------   ----------------------
$           -   $            -   $            -   $       13,137,014   $           13,137,014
-------------   --------------   --------------   ------------------   ----------------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

           Beginning of month balance             $           -
                                                  -------------
           Add: credit extended                   $      82,902
                                                  -------------
           Less: payments of account              $     (82,902)
                                                  -------------
           End of month balance                   $           -
                                                  -------------

  0-30 Days       31-60 Days       61-90 Days        Over 90 Days           End of Month
-------------   --------------   --------------   ------------------   ----------------------
$           -   $            -   $            -   $                -   $                    -
-------------   --------------   --------------   ------------------   ----------------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION     CASE NO.:  00 B 28798

                        FOR MONTH ENDING April 30, 2002

                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

          1.     Federal Income Taxes               Yes /X/  No / /
          2.     FICA withholdings                  Yes /X/  No / /
          3.     Employee's withholdings            Yes /X/  No / /
          4.     Employer's FICA                    Yes /X/  No / /
          5.     Federal Unemployment Taxes         Yes /X/  No / /
          6.     State Income Tax                   Yes /X/  No / /
          7.     State Employee withholdings        Yes /X/  No / /
          8.     All other state taxes              Yes /X/  No / /

          If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                             OPERATING REPORT Page 6

                   Department of the Treasury - Internal Revenue Service
(REV. 06-97)           VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                      DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
          TO    District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
         FROM:  Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------

The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

---------------------------------------------------------------------------------------------------
SECTION 1                             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                                                  for the payroll period from 23-Mar-02 to 5-Apr-02
Taxes Reported on                                 Payroll Date                5-Apr-02
form 941, Employer's
Quarterly Federal Tax             Gross wages paid to employees                            $ 15,236
Return                                                                                     --------
                                  Income tax withheld                                      $  3,483
                                                                                           --------
                                  SOCIAL SECURITY Employer's Soc. Sec.                          945
                                                                                           --------
                                                  Employee's Soc. Sec                           945
                                                                                           --------
                                                  Employer's Medicare                           221
                                                                                           --------
                                                  Employee's Medicare                           221
                                                                                           --------
                                                  SOC. SEC & MEDICARE TOTAL                $  2,331
                                                                                           --------
                                  Tax Deposited                                            $  5,814
                                                                                           --------
                                  Date Deposited                              Wired To ADP 04/05/02

---------------------------------------------------------------------------------------------------
SECTION 2                             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                               for the payroll period from _________ to ________
Taxes Reported on                                                                          $      -
form 940, Employer's              Gross wages paid to employees                            --------
Annual Federal                    Tax Deposited                                            $      -
Unemployment Tax                                                                           --------
Return                            Date Deposited
                                                                              ---------------------

                                  CERTIFICATION

(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         /X/   Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)    Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                           Wired To ADP 04/05/02  received by: (1)
---------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)    Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                  received by:
---------------------------------------------------------------------------------------------------
Depositor's Employer                              Name and Address of Bank
Identification Number:
---------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                    Date:
--------------------------------------------------------------------------------
Name and Title      Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

1 of 1
Payroll 04.05                   Cat.#43099Z               Form 6123 (rev. 06-97)

                    Department of the Treasury - Internal Revenue Service
(REV. 06-97)             VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
          TO    District Director, Internal revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
         FROM:  Name of Taxpayer         Allied Products Corp
                ----------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):

---------------------------------------------------------------------------------------------------
SECTION 1                             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                                                for the payroll period from 6-Apr-02 to 19-Apr-02
Taxes Reported on                                Payroll Date                 19-Apr-02
form 941, Employer's
Quarterly Federal Tax             Gross wages paid to employees                            $ 15,004
Return                                                                                     --------
                                  Income tax withheld                                      $  3,420
                                                                                           --------
                                  SOCIAL SECURITY Employer's Soc. Sec.                          930
                                                                                           --------
                                                  Employee's Soc. Sec                           930
                                                                                           --------
                                                  Employer's Medicare                           218
                                                                                           --------
                                                  Employee's Medicare                           218
                                                                                           --------
                                                  SOC. SEC & MEDICARE TOTAL                $  2,296
                                                                                           --------
                                  Tax Deposited                                            $  5,716
                                                                                           --------
                                  Date Deposited                              Wired To ADP 04/19/02

---------------------------------------------------------------------------------------------------
SECTION 2                             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                                  for the payroll period from _________ to ________
Taxes Reported on                                                                          $      -
form 940, Employer's              Gross wages paid to employees                            --------
Annual Federal                    Tax Deposited                                            $      -
Unemployment Tax                                                                           --------
Return                            Date Deposited
                                                                              ---------------------

                                  CERTIFICATION

(CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      / /   Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)         /X/   Electronic Federal Payment System (EFTPS) Deposit

---------------------------------------------------------------------------------------------------
Amount (Form 941 Taxes)    Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
941 Taxes)                 Wired To ADP 04/19/02  received by: (1)
---------------------------------------------------------------------------------------------------
Amount (Form 940 Taxes)    Date of Deposit        EFTPS acknowledgement number or Form 8109 FTD
                                                  received by:
---------------------------------------------------------------------------------------------------
Depositor's Employer                              Name and Address of Bank
Identification Number:
---------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                    Date:
--------------------------------------------------------------------------------
Name and Title      Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.

1 of 1
Payroll 04.19                   Cat.#43099Z               Form 6123 (rev. 06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, RICHARD DREXLER, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                      ----------------------------------------
                                      For the Debtor In Possession (Trustee)

                                      Print or type name and capacity of
                                      person signing this Declaration:

                                                  Richard A. Drexler
                                      ----------------------------------------
                                           Chairman, President, CEO and CFO
                                      ----------------------------------------

DATED:
      -----------------------

                             OPERATING REPORT Page 8